                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

       WHEREAS, AMEREN CORPORATION, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 1999; and

       WHEREAS, each of the below undersigned holds the office or offices in the Company set opposite his or her name;

       NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Charles W. Mueller and/or Donald E. Brandt and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Form 10-K and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 11th day of February 2000:

Charles W. Mueller, Chairman, President,
       Chief Executive Officer and Director
       (Principal Executive Officer)                                     /s/ Charles W. Mueller
                                                                   ----------------------------------------------

William E. Cornelius, Director                                           /s/ William E. Cornelius
                                                                   ----------------------------------------------

Clifford L. Greenwalt, Director                                          /s/ Clifford L. Greenwalt
                                                                   ----------------------------------------------

Thomas A. Hays, Director                                                 /s/ Thomas A. Hays
                                                                   ----------------------------------------------

Richard A. Liddy, Director                                               /s/ Richard A. Liddy
                                                                   ----------------------------------------------

Gordon R. Lohman, Director                                               /s/ Gordon R. Lohman
                                                                   ----------------------------------------------

Richard A. Lumpkin, Director                                             /s/ Richard A. Lumpkin
                                                                   ----------------------------------------------

John Peters MacCarthy, Director                                          /s/ John Peters MacCarthy
                                                                   ----------------------------------------------

Hanne M. Merriman, Director
                                                                   ----------------------------------------------

Paul L. Miller, Jr., Director                                            /s/ Paul L. Miller, Jr.
                                                                   ----------------------------------------------

Robert H. Quenon, Director                                               /s/ Robert H. Quenon
                                                                   ----------------------------------------------

Harvey Saligman, Director                                                /s/ Harvey Saligman
                                                                   ----------------------------------------------

Janet McAfee Weakley, Director                                           /s/ Janet McAfee Weakley
                                                                   ----------------------------------------------

James W. Wogsland, Director
                                                                   ----------------------------------------------

Donald E. Brandt, Senior Vice President
       (Principal Financial Officer)                                     /s/ Donald E. Brandt
                                                                   ----------------------------------------------

Warner L. Baxter, Vice President and Controller
       (Principal Accounting Officer)                                    /s/ Warner L. Baxter
                                                                   ----------------------------------------------

                                                                      EXHIBIT 24


STATE OF MISSOURI        )
                         )  SS.
CITY OF ST. LOUIS        )

       On this 11th day of February, 2000, before me, the undersigned Notary Public in and for said State, personally appeared the above-named officers and directors of Ameren Corporation, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                /s/ K. A. Bell
                                    ----------------------------------------
                                                 K. A. BELL
                                           Notary Public - Notary Seal
                                               STATE OF MISSOURI
                                               St. Louis County
                                    My Commission Expires:  October 13, 2002